EXHIBIT 99.8
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                       CONSENT OF INDEPENDENT REGISTERED
                             CHARTERED ACCOUNTANTS



We consent to the use of our report dated February 3, 2006 relating to the consolidated financial statements of ARC Energy Trust appearing in the Annual Report on Form 40-F for the year ended December 31, 2005.




/s/ Deloitte & Touche LLP
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Independent Registered Chartered Accountants
Calgary, Alberta, Canada

February 3, 2006